SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 13, 2003

Introgen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21291	74-2704230

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Congress Avenue, Suite 1850, Austin, Texas 78701

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(512) 708-9310

(Former name or former address, if changed since last report)

Explanatory Note

     This Amendment No. 1 to Form 8-K is being filed to include the conformed signature of Introgen Therapeutics, Inc.’s Chief Financial Officer, which was inadvertently omitted from the original filing.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated May 13, 2003.

Item 9. Regulation FD Disclosure.

     The press release filed as an exhibit to this report is being furnished under Item 12 (Furnishing of Earnings Releases) as contemplated by SEC Release Nos. 33-8176 and 33-8216.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2003	INTROGEN THERAPEUTICS, INC.

/s/ James W. Albrecht, Jr. James W. Albrecht, Jr. Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Document

99.1	Press Release dated May 13, 2003.